U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 22, 2011

U.S. FUEL CORPORATION

(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

        277 White Horse Pike, Ste.200, Atco, N.J.          08004

        (Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, (856)   753  -  1046

Nuclear Solutions, Inc.

5505 Connecticut Ave., N.W. Ste.191, Washington, D.C.      20015

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01   Item 8.01 Other Events

On June 14, 2011, The Company name changed to U.S. FUEL CORPORATION. The new web site address of the Company is WWW.USFUELCORPORATION.COM.

Shareholders are not requested or required to take any action. Changing the name of the corporation does not imply or require the creation of a new corporation. The corporate entity is the same.

Shares in the former corporation name remain valid. The name change on the share certificate will be made seamlessly in the background upon a shareholder initiated share transfer event.

The corporation will be receiving a new ticker symbol and will update shareholders when the symbol change is effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Fuel Corporation
Dated: June 22, 2011

/s/ Harry Bagot
By: Harry Bagot